UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2014

Ryerson Holding Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-34735	26-1251524
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

227 West Monroe, 27th Floor, Chicago, IL 60606

(Address of principal executive offices and zip code)

(312) 292-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Ryerson Holding Corporation Guarantee of 9% Senior Secured Notes due 2017

On December 30, 2014, Ryerson Holding Corporation, a Delaware corporation (the “Company”), entered into a Supplemental Indenture (the “2017 Guarantee Supplemental Indenture”) to the Indenture (the “2017 Indenture”), dated as of October 10, 2012, by and among Joseph T. Ryerson & Son, Inc., a wholly owned subsidiary of the Company (the “Issuer”), each of the guarantors party thereto and Wells Fargo Bank, National Association, as trustee (the “Trustee”), relating to the Issuer’s 9% Senior Secured Notes due 2017 (the “2017 Notes”). The 2017 Guarantee Supplemental Indenture was entered into among the Issuer, the Company, the guarantors party to the Indenture (each of which is an affiliate of the Company) and the Trustee. Pursuant to the 2017 Guarantee Supplemental Indenture, the Company has provided an unconditional guarantee, jointly and severally with the other guarantors of the 2017 Notes, subject to the terms and conditions set forth in the 2017 Indenture and the 2017 Guarantee Supplemental Indenture. The Company is providing the guarantee with respect to the 2017 Notes in order to consolidate certain financial reporting requirements pursuant to the 2017 Indenture, which will, in certain cases, eliminate the need for separate financial reports at the Issuer level. The 2017 Guarantee Supplemental Indenture is filed as Exhibit 4.1 to this Current Report and is incorporated by reference as if set forth in full. The 2017 Indenture is filed as Exhibit 4.2 to this Current Report and is incorporated by reference as if set forth in full.

Ryerson Holding Corporation Guarantee of 11 1⁄4% Senior Notes due 2018

On December 30, 2014, the Company entered into a Supplemental Indenture (the “2018 Guarantee Supplemental Indenture”) to the Indenture (the “2018 Indenture”), dated as of October 10, 2012, by and among the Issuer, each of the guarantors party thereto and the Trustee, relating to the Issuer’s 11 1⁄4% Senior Notes due 2018 (the “2018 Notes”). The 2018 Guarantee Supplemental Indenture was entered into among the Issuer, the Company, the guarantors party to the Indenture (each of which is an affiliate of the Company) and the Trustee. Pursuant to the 2018 Guarantee Supplemental Indenture, the Company has provided an unconditional guarantee, jointly and severally with the other guarantors of the 2018 Notes, subject to the terms and conditions set forth in the 2018 Indenture and the 2018 Guarantee Supplemental Indenture. The Company is providing the guarantee with respect to the 2018 Notes in order to consolidate certain financial reporting requirements pursuant to the 2018 Indenture, which will, in certain cases, eliminate the need for separate financial reports at the Issuer level. The 2018 Guarantee Supplemental Indenture is filed as Exhibit 4.3 to this Current Report and is incorporated by reference as if set forth in full. The 2018 Indenture is filed as Exhibit 4.4 to this Current Report and is incorporated by reference as if set forth in full.

Item 9.01. Financial Statements and Exhibits.

d) Exhibits

The following exhibits are being filed with this Current Report on Form 8-K:

4.1	First Supplemental Indenture, dated as of December 30, 2014, by and among Joseph T. Ryerson & Son, Inc., as Issuer, the Guarantors party thereto and Wells Fargo Bank, National Association, as Trustee, relating to Ryerson Holding Corporation’s guarantee of the Issuer’s 9% Senior Secured Notes due 2017.

4.2	Indenture, dated as of October 10, 2012, by and among Joseph T. Ryerson & Son, Inc., as Issuer, the Guarantors party thereto, and Wells Fargo Bank, National Association, as the Trustee, relating to the Issuer’s 9% Senior Secured Notes due 2017.

4.3	First Supplemental Indenture, dated as of December 30, 2014, by and among Joseph T. Ryerson & Son, Inc., as Issuer, the Guarantors party thereto and Wells Fargo Bank, National Association, as Trustee, relating to Ryerson Holding Corporation’s guarantee of the Issuer’s 11 1⁄4% Senior Notes due 2018.

4.4	Indenture, dated as of October 10, 2012, by and among Joseph T. Ryerson & Son, Inc., as Issuer, the Guarantors party thereto and Wells Fargo Bank, National Association, as the Trustee, relating to the Issuer’s 11 1⁄4% Senior Notes due 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 5, 2015

RYERSON HOLDING CORPORATION

By:	/s/ Erich Schnaufer
Name:	Erich Schnaufer
Title:	Vice President

Exhibit Index

Exhibit #	Description

4.1	First Supplemental Indenture, dated as of December 30, 2014, by and among Joseph T. Ryerson & Son, Inc., as Issuer, the Guarantors party thereto and Wells Fargo Bank, National Association, as Trustee, relating to Ryerson Holding Corporation’s guarantee of the Issuer’s 9% Senior Secured Notes due 2017.

4.2	Indenture, dated as of October 10, 2012, by and among Joseph T. Ryerson & Son, Inc., as Issuer, the Guarantors party thereto, and Wells Fargo Bank, National Association, as the Trustee, relating to the Issuer’s 9% Senior Secured Notes due 2017.

4.3	First Supplemental Indenture, dated as of December 30, 2014, by and among Joseph T. Ryerson & Son, Inc., as Issuer, the Guarantors party thereto and Wells Fargo Bank, National Association, as Trustee, relating to Ryerson Holding Corporation’s guarantee of the Issuer’s 11 1⁄4% Senior Notes due 2018.

4.4	Indenture, dated as of October 10, 2012, by and among Joseph T. Ryerson & Son, Inc., as Issuer, the Guarantors party thereto and Wells Fargo Bank, National Association, as the Trustee, relating to the Issuer’s 11 1⁄4% Senior Notes due 2018.